UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2012

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2012, Zillow, Inc. (“Zillow”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named in the Underwriting Agreement (the “Underwriters”) for which Citigroup Global Markets Inc. is acting as representative, and the selling shareholders listed on Schedule II thereto (the “Selling Shareholders”), relating to an underwritten public offering of 4,000,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), of which 575,000 shares are being sold by the Selling Shareholders and 3,425,000 shares are being sold by the Company. The offering price to the public is $43.00 per share, and the Underwriters have agreed to purchase the Shares from the Company and the Selling Shareholders pursuant to the Underwriting Agreement at a price of $40.9575 per share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 600,000 shares of Common Stock.

The Shares will be issued pursuant to a shelf registration statement on Form S-3 that the Company previously filed with the Securities and Exchange Commission (the “SEC”), which was declared effective on September 5, 2012 (File No. 333-183111), and a registration statement on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933, which became effective on September 6, 2012 (File No. 333-183756). A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering and delivery of the Shares are expected to take place on September 12, 2012, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

The legal opinion and consent of Perkins Coie LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K, and such document is incorporated herein by reference. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Other Information.

On September 6, 2012, Zillow issued a press release announcing the pricing of the Shares described in Item 1.01 above. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 6, 2012, among Zillow, Inc., the several Underwriters named in Schedule 1 thereto for which Citigroup Global Markets Inc. is acting as representative, and the Selling Shareholders

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution”

99.2	Press release dated September 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2012	ZILLOW, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 6, 2012, among Zillow, Inc., the several Underwriters named in Schedule 1 thereto for which Citigroup Global Markets Inc. and Goldman, Sachs & Co. are acting as representatives, and the Selling Shareholders

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution”

99.2	Press release dated September 6, 2012